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                                                                    EXHIBIT 10.2

                                                               November 22, 2005

Cohen & Steers Capital Advisors, LLC
280 Park Avenue, 10th floor
New York, New York 10017

Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

            Re: Placement of Securities of Windrose Medical Properties Trust

Dear Sirs:

            This letter (the "Agreement") confirms our agreement to retain Cohen & Steers Capital Advisors, LLC and Robert W. Baird & Co. Incorporated (the "Co-Placement Agents") as our exclusive agents for a period commencing on the date of this letter and terminating on December 15, 2005, unless extended by the parties, to introduce Windrose Medical Properties Trust, a Maryland real estate investment trust (the "Company"), to certain investors as prospective purchasers (the "Offer") of up to 2,962,000 shares of the Company's Common Shares of Beneficial Interest, par value $.01 per share (the "Securities") (assuming the maximum number of Securities is issued and sold). The engagement described herein (i) may be terminated by the Company at any time prior to the Closing (as defined below) and (ii) shall be in accordance with applicable laws and pursuant to the following procedures and terms and conditions:

            1. The Company will:

            (a) Cause the Company's independent public accountants to address to the Company and the Co-Placement Agents and deliver to the Company and the Co-Placement Agents (i) a letter or letters (which letters are frequently referred to as "comfort letters") dated the date hereof, and (ii) if so requested by the Co-Placement Agents, a "bring-down" letter delivered the date on which the sale of Securities is consummated pursuant to the Purchase Agreement dated the date hereof between the Company and the purchaser party thereto (the "Purchase Agreement") (such date, the "Closing Date" and the time of such consummation on any such Closing Date, a "Closing"), which, with respect to the letter referred to in clause (i) above, will be substantially in the form attached hereto as Annex I, and with respect to the letter or letters referred to in clause (ii) above, will be in form and substance reasonably satisfactory to the Co-Placement Agents.

            (b) On the Closing Date, cause outside counsel to the Company to deliver an opinion or opinions to the Co-Placement Agents substantially in the form of Annex II hereto.

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                                      -2-

            (c) Prior to Closing apply for listing the Securities for trading on the New York Stock Exchange, Inc. ("NYSE") and will use its commercially reasonable efforts to obtain approval from the NYSE with respect to such listing as soon as reasonably practicable within 10 days after the Closing Date and, if such approval is not obtained within 10 days, to continue to use its commercially reasonable efforts to obtain such approval as soon as practicable thereafter.

            (d) Prior to the Closing, not sell or approve the solicitation of offers for the purchase of additional Securities in excess of the amount which shall be authorized by the Company or in excess of the aggregate offering price of the Securities registered pursuant to the Registration Statement (as defined below).

            (e) Use the proceeds of the offering contemplated hereby as set forth under the caption "Use of Proceeds" in the Prospectus Supplement (as defined below).

            2. The Company authorizes the Co-Placement Agents to use the Prospectus (as defined below) in connection with the Offer for such period of time as the Prospectus is required by law to be delivered in connection therewith and the Co-Placement Agents agree to do so.

            3. (a) The Co-Placement Agents will use commercially reasonable efforts on behalf of the Company in connection with the Co-Placement Agents' services hereunder. No offers or sales of Securities shall be made to any person without the prior approval of such person by the Company, such approval to be at the reasonable discretion of the Company. The Co-Placement Agents' aggregate fee for its services hereunder will be an amount equal to the sum of (i) 3.25% of the gross proceeds received by the Company from the sale of Securities to non-affiliates of the Co-Placement Agents as a result of the Offer and (ii) 1.0% of the gross proceeds received by the Company from the sale of Securities to affiliates of the Co-Placement Agents. Such fee shall be payable by the Company at and subject to the consummation of the Closing. The Company, upon consultation with the Co-Placement Agents, may establish in the Company's discretion a minimum aggregate amount of Securities to be sold in the offering contemplated hereby, which minimum aggregate amount shall be reflected in the Prospectus. The Co-Placement Agents will not enter into any agreement or arrangement with any broker, dealer or other person in connection with the placement of Securities (individually, a "Participating Person" and collectively, "Participating Persons") which will obligate the Company to pay additional fees or expenses to or on behalf of a Participating Person without the prior written consent of the Company, it being understood that Jefferies & Company, Inc. will be acting as settlement agent ("Settlement Agent") in connection with the Offer and the Company will pay the fees and expenses of the Settlement Agent which shall be calculated at the rate of $.02 per Security sold.

            (b) The Company agrees that it will pay its own costs and expenses incident to the performance of the obligations hereunder whether or not any Securities are

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                                      -3-

offered or sold pursuant to the Offer, including, without limitation, (i) the filing fees and expenses, if any, incurred with respect to any filing with the NYSE, (ii) all costs and expenses incident to the preparation, issuance, execution and delivery of the Securities, (iii) all costs and expenses (including filing fees) incident to the preparation, printing and filing under the Securities Act of 1933, as amended (the "Act"), of the Registration Statement and the Prospectus, including, without limitation, in each case, all exhibits, amendments and supplements thereto, (iv) all costs and expenses incurred in connection with the required registration or qualification of the Securities issuable under the laws of such jurisdictions as the Co-Placement Agents may reasonably designate, if any, (v) all costs and expenses incurred by the Company in connection with the printing (including word processing and duplication costs) and delivery of the Prospectus and Registration Statement (including, without limitation, any preliminary and supplemental blue sky memoranda) including, without limitation, mailing and shipping, (vi) all fees and expenses incurred in marketing the Offer and (vii) the fees and disbursements of Hunton & Williams, LLP, counsel to the Company, and any other counsel to the Company, and KPMG LLP, auditors to the Company. In addition, the Company agrees to reimburse the Co-Placement Agents for all out-of-pocket expenses of the Co-Placement Agents in connection with the Offer, including but not limited to the reasonable legal fees, expenses and disbursements of the Co-Placement Agents' counsel in connection with the Offer, which out-of-pocket expenses and fees shall not exceed $90,000.

            4. (a) The Company will indemnify and hold harmless the Co-Placement Agents and each of their partners, directors, officers, associates, affiliates, subsidiaries, employees, consultants, attorneys and agents, and each person, if any, controlling each of the Co-Placement Agents or any of their affiliates within the meaning of either Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages, liabilities or costs (and any reasonable legal or other expenses incurred by each of the Co-Placement Agents in investigating or defending the same or in giving testimony or furnishing documents in response to a request of any government agency or to a subpoena) in any way relating to, arising out of or caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in the Prospectus or in any way relating to, arising out of or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such indemnity agreement shall not, however, apply to any such loss, claim, damage, liability, cost or expense (i) if such statement or omission was made in reliance upon or in conformity with information furnished in writing to the Company by the Co-Placement Agents or their affiliates or any of the Purchasers, Investment Advisers or Broker-Dealers (as defined in the Purchase Agreement) or their respective affiliates expressly for use in the Prospectus Supplement, or (ii) which is held in a final judgment of a court of competent jurisdiction (not subject to further appeal) to have arisen out

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                                      -4-

of the gross negligence or willful misconduct of the Co-Placement Agents or any indemnitee described in this paragraph 4(a).

            (b) The Co-Placement Agents will indemnify and hold harmless the Company and each of its trustees, officers, associates, affiliates, subsidiaries, employees, consultants, attorneys, agents, and each person controlling the Company or any of its affiliates within the meaning of either
Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities, costs or expenses (and any reasonable legal or other expenses incurred by such indemnitee in investigating or defending the same or in giving testimony or furnishing documents in response to a request of any government agency or to a subpoena) (i) which are held in a final judgment of a court of competent jurisdiction (not subject to further appeal) to have arisen out of the gross negligence or willful misconduct of such Co-Placement Agents or any of its respective partners, directors, officers, associates, affiliates, subsidiaries, employees, consultants, attorneys and agents, and each person, if any, controlling the Co-Placement Agents or any of its affiliates within the meaning of Section 15 of the Act or Section 20 of the Exchange Act or (ii) relating to, arising out of or caused by any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement or in any way relating to, arising out of or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, if such statement or omission was made in reliance upon or in conformity with information furnished in writing to the Company by the Co-Placement Agents or their affiliates or any of the Purchasers, Investment Advisers or Broker-Dealers or their respective affiliates expressly for use in the Prospectus Supplement, or (iii) which result from violations by the Co-Placement Agents of law or of requirements, rules or regulations of federal or state securities regulators, self-regulatory associations or organizations in the securities industry, stock exchanges or organizations with similar functions or responsibilities with respect to securities brokers or dealers, as determined by a court of competent jurisdiction or applicable federal or state securities regulators, self-regulatory associations or organizations in the securities industry or stock exchanges or organizations, as applicable.

            (c) If any action, proceeding or investigation is commenced as to which any indemnified party hereunder proposes to demand indemnification under this letter agreement, such indemnified party will notify the indemnifying party with reasonable promptness. The indemnifying party shall have the right to retain counsel of its own choice (which counsel shall be reasonably satisfactory to the indemnified party) to represent it and such counsel shall, to the extent consistent with its professional responsibilities, cooperate with the indemnified party and any counsel designated by the indemnified party; provided, however, it is understood and agreed that if the indemnifying party assumes the defense of a claim for which indemnification is sought hereunder, it shall have no obligation to pay the expenses of separate counsel for the indemnified party, unless defenses are available to the

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                                      -5-

indemnified party that make it impracticable for the indemnifying party and the indemnified party to be represented by the same counsel in which case the indemnified party shall be entitled to retain one counsel. The indemnifying party will not be liable under this letter agreement for any settlement of any claim against the indemnified party made without the indemnifying party's written consent.

            (d) In order to provide for just and equitable contribution, if a claim for indemnification pursuant to this paragraph 4 is made but it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) that such indemnification may not be enforced in such case, even though the express provisions hereof provided for indemnification in such case, then the Company, on the one hand, and the Co-Placement Agents, on the other hand, shall contribute to the losses, claims, damages, liabilities or costs to which the indemnified persons may be subject in accordance with the relative benefits received from the offering and sale of the Securities by the Company, on the one hand, and the Co-Placement Agents, on the other hand (it being understood that, with respect to the Co-Placement Agents, such benefits received are limited to fees actually paid by the Company and received by the Co-Placement Agents pursuant to this Agreement), and also the relative fault of the Company, on the one hand, and the Co-Placement Agents, on the other hand, in connection with the statements, acts or omissions which resulted in such losses, claims, damages, liabilities or costs, and any relevant equitable considerations shall also be considered. No person found liable for a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation. Notwithstanding the foregoing, the Co-Placement Agents shall not be obligated to contribute any amount hereunder that exceeds the fees received by the Co-Placement Agents in respect to the offering and sale of the Securities.

            5. The Company represents and warrants to the Co-Placement Agents as of the date hereof and as of the Closing Date as follows:

            (a) The Company meets the requirements for use of Form S-3 under the Act and meets the requirements pursuant to the standards for such Form as (i) are in effect on the date hereof and (ii) as were in effect immediately prior to October 21, 1992. The Company's Registration Statement (as defined below) was declared effective by the SEC (as defined below) and the Company has filed such post-effective amendments thereto as may be required prior to the execution of this Agreement and each such post-effective amendment became effective. The SEC has not issued, and to the Company's knowledge, the SEC has not threatened to issue, a stop order with respect to the Registration Statement, nor has it otherwise suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, nor, to the Company's knowledge, has it threatened to do so. On the effective date, (i) the Registration Statement complied in all material respects with the requirements of the Act and the rules and regulations promulgated under the Act (the "Regulations"); at the effective date the Basic Prospectus (as defined below) complied, and at

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                                      -6-

the Closing the Prospectus will comply, in all material respects with the requirements of the Act and the Regulations; and (ii) the Registration Statement at the effective date and as amended or supplemented on the date hereof and on the Closing Date did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Prospectus as of any such time, did not, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by (i) the Co-Placement Agents or their affiliates or (ii) by or on behalf of any of the Purchasers, Investment Advisers or Broker-Dealers or any of their respective affiliates, in each case, expressly for use therein. As used in this Agreement, the term "Registration Statement" means the "shelf" registration statement on Form S-3 (File No. 333-112183) as declared effective by the Securities and Exchange Commission (the "SEC"), including exhibits, financial statements, schedules and documents incorporated by reference therein. The term "Basic Prospectus" means the prospectus included in the Registration Statement at the time it became effective. The term "Prospectus Supplement" means the prospectus supplement dated November 22, 2005 specifically relating to the Securities as filed with the SEC pursuant to Rule 424 under the Act in connection with the sale of the Securities. The term "Prospectus" means the Basic Prospectus and the Prospectus Supplement taken together. Any reference in this Agreement to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein as of the date hereof or the date of the Prospectus, as the case may be, and any reference herein to any amendment or supplement to the Registration Statement or the Prospectus shall be deemed to refer to and include any documents filed after such date and through the date of such amendment or supplement under the Exchange Act, which, upon filing, are incorporated by reference into such Registration or Prospectus prior to the completion of the offering of the Securities (unless expressly stated otherwise) as required by paragraph (b) of Item 12 of Form S-3.

            (b) Since the date as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein,
(i) there has been no material adverse change or any development which could reasonably be expected to give rise to a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, business affairs or, to the Company's knowledge, business prospects of the Company and the subsidiaries of the Company, if any (the "Subsidiaries") considered as one enterprise, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise, and (iii) other than regular quarterly dividends, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its shares of equity securities.

            (c) The Company has been duly organized as a real estate investment trust and is validly existing in good standing under the laws of the State of Maryland. Each of the Subsidiaries of the Company has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization. Each of the Company and its Subsidiaries has the necessary power and authority to own and lease its properties and to conduct its business as described in the Prospectus; and each of the Company and its Subsidiaries is duly qualified to transact business in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or, to the Company's knowledge, business prospects of the Company and its Subsidiaries considered as one enterprise.

            (d) As of the date hereof, the authorized capital stock of the Company consisted of 100,000,000 common shares of beneficial interest, par value $.01 per share, and 20,000,000 preferred shares of beneficial interest, par value $.01 per share, of which 14,085,062 common shares and 2,100,000 of preferred shares are issued and outstanding as of such date (without giving effect to any shares to be issued as contemplated by this Agreement) and 85,914,938 common shares are authorized and unissued of which 3,000,000 will be designated as the Securities. The issued and outstanding common and preferred shares of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the Securities have been duly authorized, and when issued in accordance with the terms of the Declaration of Trust and Bylaws of the Company and delivered and paid for as contemplated in the Purchase Agreement, will be validly issued, fully paid and non-assessable; the Securities and the preferred shares of the Company conform to all statements relating thereto contained in the Prospectus; and the issuance of the Securities is not subject to preemptive or other similar rights.

            (e) Neither the Company nor any of its Subsidiaries is in violation of its organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument or agreement to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject where such violation or default would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or, to the Company's knowledge, business prospects of the Company and its Subsidiaries considered as one enterprise. The execution, delivery and performance of this Agreement, and the issuance and delivery of the Securities and the consummation of the transactions contemplated herein have been duly authorized by all necessary action and will not conflict with or constitute a material breach of, or a material

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                                      -8-

default under, or result in the creation or imposition of any lien, charge or encumbrance upon any material property or assets of the Company or any of its Subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or agreement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will any such action result in any violation of the provisions of the Declaration of Trust of the Company, as supplemented by the Articles Supplementary, by-laws or other organizational documents of the Company or any of its Subsidiaries or any law, administrative regulation or administrative or court decree applicable to the Company.

            (f) The Company is organized in conformity with the requirements for qualification and, as of the date hereof and as of the Closing, operates in a manner that qualifies it as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder and will be so qualified after giving effect to the sale of the Securities assuming the accuracy of the representations and warranties of the Purchasers set forth in the Purchase Agreement.

            (g) The Company is not required to be registered under the Investment Company Act of 1940, as amended.

            (h) Except as disclosed in the Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, which, if determined adversely to the Company or any of its Subsidiaries, could reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or, to the Company's knowledge, business prospects of the Company and its Subsidiaries considered as one enterprise, or which is likely to materially and adversely affect the ability of the Company to consummate the transactions contemplated by this Agreement; all pending legal or governmental proceedings to which the Company or any of its Subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to its business, considered in the aggregate, would not result in a material adverse change in the business of the Company and its Subsidiaries considered as one enterprise if resolved in a manner unfavorable to the Company and its Subsidiaries.

            (i) No authorization, approval or consent of any court or United States federal or state governmental authority or agency is necessary in connection with the sale of the Securities as contemplated hereunder, except such as may be required under the Act or the Regulations or state securities laws or real estate syndication laws.

            (j) The Company and its Subsidiaries possess such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by them, except where the failure to possess such certificates, authority or permits would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or, to the Company's knowledge, business prospects of the Company and its Subsidiaries considered as one enterprise. Neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or, to the Company's knowledge, business prospects of the Company and its Subsidiaries considered as one enterprise, nor, to the knowledge of the Company, are any such proceedings threatened or contemplated.

            (k) The Company has full power and authority to enter into this Agreement, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefor may be brought (collectively, the "Enforceability Exceptions").

            (l) As of the dates set forth therein or incorporated by reference, the Company's subsidiaries had good and marketable title to all of the properties and assets reflected in the audited financial statements contained in the Prospectus, subject to no lien, mortgage, pledge or encumbrance of any kind except (i) those reflected in such financial statements, (ii) as are otherwise described in the Prospectus, (iii) as do not materially adversely affect the value of such property or interests or interfere with the use made or proposed to be made of such property or interests by the Company and its subsidiaries, or
(iv) customary provisions of mortgage loans secured by mortgages or deeds of trust on similar types of properties.

            (m) Any certificate signed by any officer of the Company and delivered to the Co-Placement Agents or to counsel for the Co-Placement Agents shall be deemed a representation and warranty by the Company to the Co-Placement Agents as to the matters covered thereby.

            (n) Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in the Prospectus will cause the Company to violate or be in violation of Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

            (o) The statements set forth in the Basic Prospectus under the caption "Description of Capital Shares -- Common Shares" in so far as such statements purport to summarize provisions of laws or documents referred to therein, are correct in all material respects and fairly present the information required to be presented therein.

            (p) The Company has filed all material contracts, agreements, indentures or other documents to which it or any of its Subsidiaries is a party that were required to be filed as an exhibit to its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 or any subsequent Exchange Act filings prior to the date hereof.

            6. The Co-Placement Agents represent and warrant to the Company that
(i) each of them is registered as a broker-dealer under the Exchange Act and licensed or otherwise qualified to do business as a broker-dealer in all states in which it will offer any Securities pursuant to this Agreement, (ii) assuming compliance by the Company with all relevant provisions of the Act in connection with the Prospectus, the Co-Placement Agents will conduct all offers and sales of the Securities in compliance with the relevant provisions of the Act and the Regulations and various state securities laws and regulations, (iii) the Co-Placement Agents will only act as agents in those jurisdictions in which they are authorized to do so and (iv) the Co-Placement Agents will not distribute to any Purchaser, Investment Adviser or Broker-Dealer any written material relating to the offering contemplated hereby other than the Prospectus.

            7. This Agreement shall be governed by the laws of the State of New York governing contracts made and to be performed in such State without giving effect to principles of conflicts of law.

            8. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be the same Agreement. Executed counterparts may be delivered by facsimile.

            9. Construction. When used herein, the phrase "to the knowledge of" the Company or "known to" the Company or any similar phrase means the actual knowledge of the Chief Executive Officer, Interim Chief Financial Officer or Chief Operating Officer of the Company and includes the knowledge that such officers would have obtained of the matter represented after reasonable due and diligent inquiry of those employees of the Company whom such officers reasonably believe would have actual knowledge of the matters represented.

            If the foregoing is in accord with your understanding of our agreement, please sign in the space provided below and return a signed copy of this letter to the Company.

                                             Sincerely,

                                             WINDROSE MEDICAL PROPERTIES TRUST

                                             By: /s/ Daniel R. Loftus
                                                 -------------------------------
                                                 Name: Daniel R. Loftus
                                                 Title: Executive Vice President

Accepted by:

COHEN & STEERS CAPITAL ADVISORS, LLC

By: /s/ Laurent X. de Marval
    ---------------------------------
    Name: Laurent X. de Marval
    Title: Managing Director

ROBERT W. BAIRD & CO. INCORPORATED

By: /s/ Mark Decker, Sr.
   ----------------------------------
    Name: Mark Decker, Sr.
    Title: Managing Director